UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K
                               ------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                     February 16, 2006 (February 15, 2006)
                               ------------------
                            HealthSouth Corporation
               (Exact Name of Registrant as Specified in Charter)
                               ------------------

          Delaware                    000-14940               63-0860407
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)


         One HealthSouth Parkway
           Birmingham, Alabama                                 35243
 (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (205) 967-7116

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On February 15, 2005, HealthSouth Corporation (the "Company") entered into the following supplemental indentures: (i) the Third Supplemental Indenture, dated as of February 15, 2006 (the "8.500% Supplemental Indenture"), to the Indenture, dated as of February 1, 2001, as supplemented by the Amendment to Indenture, dated as of August 27, 2003 and the Second Supplemental Indenture, dated as of May 14, 2004 (as so supplemented, the "8.500% Indenture") between the Company and The Bank of New York ("BONY"), as trustee, which governs the terms of the Company's 8.500% Senior Notes due 2008 (the "8.500% Notes"), (ii) the Third Supplemental Indenture, dated as of February 15, 2006 (the "7.375% Supplemental Indenture"), to the Indenture, dated as of September 28, 2001, as supplemented by the Amendment to Indenture, dated as of April 9, 2003 and the Second Supplemental Indenture, dated as of June 24, 2004 (as so supplemented, the "7.375% Indenture") between the Company and Wilmington Trust Company ("Wilmington Trust"), as successor trustee to National City Bank, as trustee, which governs the terms of the Company's 7.375% Senior Notes due 2006 (the "7.375% Notes"), (iii) the Second Supplemental Indenture, dated as of February 15, 2006 (the "7.000% Supplemental Indenture"), to the Indenture, dated as of June 22, 1998, as supplemented by the First Supplemental Indenture, dated as of June 24, 2004 (as so supplemented, the "7.000% Indenture") between the Company and Wilmington Trust as successor trustee to PNC Bank, National Association, as trustee, which governs the terms of the Company's 7.000% Senior Notes due 2008 (the "7.000% Notes"), (iv) the Third Supplemental Indenture, dated as of February 15, 2006 (the "10.750% Supplemental Indenture"), to the Indenture, dated as of September 25, 2000, as supplemented by the Amendment to Indenture, dated as of August 27, 2003 and the Second Supplemental Indenture, dated as of May 14, 2004 (as so supplemented, the "10.750% Indenture") between the Company and HSBC Bank USA, National Association ("HSBC"), as successor trustee to BONY, as trustee, which governs the terms of the Company's 10.750% Senior Subordinated Notes due 2008 (the "10.750% Notes"), (v) the Second Supplemental Indenture, dated as of February 15, 2006 (the "7.625% Supplemental Indenture"), to the Indenture, dated as of May 22, 2002, as supplemented by the Amendment to Indenture, dated as of August 27, 2003 and the First Supplemental Indenture, dated as of June 24, 2004 (as so supplemented, the "7.625% Indenture") between the Company and The Bank of Nova Scotia Trust Company of New York ("The Bank of Nova Scotia"), as trustee, which governs the terms of the Company's 7.625% Senior Notes due 2012 (the "7.625% Notes") and (vi) the Third Supplemental Indenture, dated as of February 15, 2006 (the "8.375% Supplemental Indenture," and together with the 8.500% Supplemental Indenture, 7.375% Supplemental Indenture, 7.000% Supplemental Indenture, 10.750% Supplemental Indenture and 7.625% Supplemental Indenture, the "Supplemental Indentures"), to the Indenture, dated as of September 28, 2001, as supplemented by the Amendment to Indenture, dated as of August 27, 2003 and Second Supplemental Indenture, dated as of June 22, 2004 (as so supplemented, the "8.375% Indenture," and together with the 8.500% Indenture, 7.375% Indenture, 7.000% Indenture, 10.750% Indenture and 7.625% Indenture, the "Indentures") between the Company and Wilmington Trust, as successor trustee to National City Bank, as trustee, which governs the terms of the Company's 8.375% Senior Notes due 2011 (the "8.375% Notes"). Wilmington Trust, BONY, HSBC and The Bank of Nova Scotia are referred to collectively as the "Trustees," and the 8.500% Notes, 7.375% Notes, 7.000% Notes, 10.750% Notes, 7.625% Notes and 8.375% Notes
are referred to collectively as the "Notes."

         The Supplemental Indentures amend the applicable Indentures by eliminating substantially all of the restrictive covenants contained in the applicable Indentures, as described below (the "Amendments"). Each of the Indentures provide that supplemental indentures of these types may be entered into upon receipt of consents from holders representing a majority in aggregate principal amount of the Notes under such Indenture. Prior to the execution of the Supplemental Indentures, the Company solicited and received the required consents to the Amendments in connection with its offers to purchase and consent solicitations for any or all of the outstanding Notes. The consent solicitations are now completed. The offers to purchase the Notes will expire at 12:00 midnight, New York City time, on the evening of March 2, 2006.


The Amendments change the terms of the 8.500% Indenture as follows:

(a) The Amendments eliminate the following sections of the 8.500% Indenture:

Existing Section Number                Caption
-----------------------                -------
Section 4.02......................     Reports
Section 4.04......................     Compliance Certificate; Notice of
                                       Default; Tax Information
Section 4.05......................     Payment of Taxes and Other Claims
Section 4.06......................     Corporate Existence
Section 4.09......................     Maintenance of Properties and Insurance
Section 4.10......................     Limitation on Restricted Payments
Section 4.11......................     Limitation on Additional Indebtedness
                                       and Subsidiary Preferred Stock
Section 4.13......................     Limitation on Transactions With
                                       Affiliates
Section 4.14......................     Limitation on Liens
Section 4.16......................     Limitation on Restrictions on
                                       Distributions from Subsidiaries

(b) The Amendments eliminate clauses (ii), (iii) and (iv) of Section 5.1 of the 8.500% Indenture, "Limitations on Mergers and Consolidations."

(c) The Amendments eliminate as events of default paragraphs (d) and (e) of
Section 6.01 of the 8.500% Indenture, "Events of Default."


The Amendments change the terms of the 7.375% Indenture as follows:

(a) The Amendments eliminate the following sections of the 7.375% Indenture:

Existing Section Number                 Caption
-----------------------                 -------
Section 4.02......................      Reports
Section 4.04......................      Compliance Certificate; Notice of
                                        Default; Tax Information
Section 4.05......................      Payment of Taxes and Other Claims
Section 4.06......................      Corporate Existence
Section 4.09......................      Maintenance of Properties and Insurance
Section 4.10......................      Limitation on Restricted Payments
Section 4.11......................      Limitation on Additional Indebtedness
                                        and Subsidiary Preferred Stock
Section 4.13......................      Limitation on Transactions With
                                        Affiliates
Section 4.14......................      Limitation on Liens Prior to the
                                        Fall-Away Event
Section 4.16......................      Limitation on Restrictions on
                                        Distributions from Subsidiaries
Section 4.18......................      Limitations on Liens After the
                                        Fall-Away Event
Section 4.19......................      Limitations on Sale and Lease-Back
                                        Transactions

(b) The Amendments eliminate clauses (ii), (iii) and (iv) of Section 5.1, "Limitations on Mergers and Consolidations Prior to the Fall-Away Event," and paragraph (b) of Section 5.2, "Limitations on Mergers and Consolidations After the Fall-Away Event," of the 7.375% Indenture.

(c) The Amendments eliminate as events of default paragraphs (d) and (e) of
Section 6.1 of the 7.375% Indenture, "Events of Default."


The Amendments change the terms of the 7.000% Indenture as follows:

(a) The Amendments eliminate the following sections of the 7.000% Indenture:

Existing Section Number                Caption
-----------------------                -------
Section 3.5                            Compliance Certificates
Section 3.6.......................     Corporate Existence
Section 3.7.......................     Maintenance of Properties
Section 3.8.......................     Payment of Taxes and Other Claims
Section 3.10......................     Limitation on Liens
Section 3.11......................     Limitations on Sale and Lease-Back
                                       Transactions

(b) The Amendments eliminate section 4.4 of the 7.000% Indenture, "Reports by Company."

(c) The Amendments eliminate paragraphs (d) and (e) of Section 5.1 of the 7.000% Indenture, "Event of Default Defined, Acceleration of Maturity; Waiver of Default."

(d) The Amendments eliminate as events of default paragraphs (b) of Section 9.1 of the 7.000% Indenture, "Company May Consolidate, Etc., Only on Certain Terms."


The Amendments change the terms of the 10.750% Indenture as follows:

(a) The Amendments eliminate the following sections of the 10.750% Indenture:

Existing Section Number                Caption
-----------------------                -------
Section 4.02......................     Reports
Section 4.04......................     Compliance Certificate; Notice of
                                       Default; Tax Information
Section 4.05......................     Payment of Taxes and Other Claims
Section 4.06......................     Corporate Existence
Section 4.09......................     Maintenance of Properties and Insurance
Section 4.10......................     Limitation on Restricted Payments
Section 4.11......................     Limitation on Additional Indebtedness
                                       and Subsidiary Preferred Stock
Section 4.13......................     Limitation on Transactions With
                                       Affiliates
Section 4.14......................     Limitation on Liens
Section 4.16......................     Limitation on Restrictions on
                                       Distributions from Subsidiaries
Section 4.17......................     Limitations on Certain Other Subordinated
                                       Indebtedness

(b) The Amendments eliminate clauses (ii), (iii) and (iv) of Section 5.1 of the 10.750% Indenture, "Limitations on Mergers and Consolidations."

(c) The Amendments eliminate as events of default paragraphs (d), (e) and (f) of Section 6.1 of the 10.750% Indenture, "Events of Default."

The Amendments change the terms of the 7.625% Indenture as follows:

(a) The Amendments eliminate the following sections of the 7.625% Indenture:

Existing Section Number                 Caption
-----------------------                 -------
Section 4.02......................      Reports
Section 4.04......................      Compliance Certificate; Notice of
                                        Default; Tax Information
Section 4.05......................      Payment of Taxes and Other Claims
Section 4.06......................      Corporate Existence
Section 4.09......................      Maintenance of Properties and Insurance
Section 4.10......................      Limitation on Restricted Payments
Section 4.11......................      Limitation on Additional Indebtedness
                                        and Subsidiary Preferred Stock
Section 4.13......................      Limitation on Transactions With
                                        Affiliates
Section 4.14......................      Limitation on Liens Prior to the
                                        Fall-Away Event
Section 4.16......................      Limitation on Restrictions on
                                        Distributions from Subsidiaries
Section 4.18......................      Limitations on Liens After the
                                        Fall-Away Event
Section 4.19......................      Limitations on Sale and Lease-Back
                                        Transactions

(b) The Amendments eliminate clauses (ii), (iii) and (iv) of Section 5.1, "Limitations on Mergers and Consolidations Prior to the Fall-Away Event," and paragraph (b) of Section 5.2, "Limitations on Mergers and Consolidations After the Fall-Away Event," of the 7.625% Indenture.

(c) The Amendments eliminate as events of default paragraphs (d) and (e) of
Section 6.1 of the 7.625% Indenture, "Events of Default."

The Amendments change the terms of the 8.375% Indenture as follows:

(a) The Amendments eliminate the following sections of the 8.375% Indenture:

Existing Section Number                 Caption
-----------------------                 -------
Section 4.02......................      Reports
Section 4.04......................      Compliance Certificate; Notice of
                                        Default; Tax Information
Section 4.05......................      Payment of Taxes and Other Claims
Section 4.06......................      Corporate Existence
Section 4.09......................      Maintenance of Properties and Insurance
Section 4.10......................      Limitation on Restricted Payments
Section 4.11......................      Limitation on Additional Indebtedness
                                        and Subsidiary Preferred Stock
Section 4.13......................      Limitation on Transactions With
                                        Affiliates
Section 4.14......................      Limitation on Liens Prior to the
                                        Fall-Away Event
Section 4.16......................      Limitation on Restrictions on
                                        Distributions from Subsidiaries
Section 4.18......................      Limitations on Liens After the
                                        Fall-Away Event
Section 4.19......................      Limitations on Sale and Lease-Back
                                        Transactions

(b) The Amendments eliminate clauses (ii), (iii) and (iv) of Section 5.1, "Limitations on Mergers and Consolidations Prior to the Fall-Away Event," and paragraph (b) of Section 5.2, "Limitations on Mergers and Consolidations After the Fall-Away Event," of the 8.375% Indenture.

(c) The Amendments eliminate as events of default paragraphs (d) and (e) of
Section 6.01 of the 8.375% Indenture, "Events of Default."


         There are no material relationships between the Trustees and the Company or any of their respective affiliates, other than the Trustees' service as Trustees under the applicable Indentures and Supplemental Indentures.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

4.1 Third Supplemental Indenture, dated as of February 15, 2006, between the Company and The Bank of New York, as trustee.

4.2 Third Supplemental Indenture, dated as of February 15, 2006 between the Company and Wilmington Trust Company, as successor trustee to National City Bank, as trustee, relating solely to the 7.375% Senior Notes due 2006.

4.3 Second Supplemental Indenture, dated as of February 15, 2006 between the Company and Wilmington Trust Company as successor trustee to PNC Bank, National Association, as trustee.

4.4 Third Supplemental Indenture, dated as of February 15, 2006, between the Company and HSBC Bank USA, National Association, as successor trustee to The Bank of New York, as trustee.

4.5 Second Supplemental Indenture, dated as of February 15, 2006, between the Company, and The Bank of Nova Scotia Trust Company of New York, as trustee.

4.6 Third Supplemental Indenture, dated as of February 15, 2006, between the Company and Wilmington Trust Company, as successor trustee to National City Bank, as trustee, relating solely to the 8.375% Senior Notes due 2011.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEALTHSOUTH CORPORATION


                                    By:  /s/ GREGORY L. DOODY
                                        -----------------------------------
                                    Name:  Gregory L. Doody
                                    Title: Executive Vice President,
                                           General Counsel and Secretary


Date: February 16, 2006

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

4.1 Third Supplemental Indenture, dated as of February 15, 2006, between the Company and The Bank of New York, as trustee.

4.2 Third Supplemental Indenture, dated as of February 15, 2006 between the Company and Wilmington Trust Company, as successor trustee to National City Bank, as trustee, relating solely to the 7.375% Senior Notes due 2006.

4.3 Second Supplemental Indenture, dated as of February 15, 2006 between the Company and Wilmington Trust Company as successor trustee to PNC Bank, National Association, as trustee.

4.4 Third Supplemental Indenture, dated as of February 15, 2006, between the Company and HSBC Bank USA, National Association, as successor trustee to The Bank of New York, as trustee.

4.5 Second Supplemental Indenture, dated as of February 15, 2006, between the Company, and The Bank of Nova Scotia Trust Company of New York, as trustee.

4.6 Third Supplemental Indenture, dated as of February 15, 2006, between the Company and Wilmington Trust Company, as successor trustee to National City Bank, as trustee, relating solely to the 8.375% Senior Notes due 2011.